Exhibit 10.5
EXECUTION COPY

THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT
Dated as of August 10, 2017
among
PLAINS ALL AMERICAN PIPELINE, L.P.,

as Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent,
and
CITIBANK, N.A., JPMORGAN CHASE BANK, N.A.
and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents,

DNB BANK ASA, NEW YORK BRANCH and MIZUHO BANK, LTD.,
as Co-Documentation Agents,

and
The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
CITIGROUP GLOBAL MARKETS INC., DNB MARKETS, INC.,
J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD. and
WELLS FARGO SECURITIES, LLC,
as
Joint Lead Arrangers and Joint Bookrunners

Senior Unsecured 364-Day Revolving Credit Facility

THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT
THIS THIRD AMENDMENT TO 364-DAY CREDIT AGREEMENT (this “Amendment”) dated as of the 10th day of August, 2017, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrower, Administrative Agent and Lenders entered into that certain 364-Day Credit Agreement dated as of January 16, 2015, as amended by that certain First Amendment to 364-Day Credit Agreement dated as of August 14, 2015 and that certain Second Amendment to 364-Day Credit Agreement dated as of August 11, 2016 (as so amended, the “Original Agreement”) for the purposes and consideration therein expressed; and
WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and the other joint lead arrangers and joint bookrunners, have, at the Borrower’s request, syndicated and arranged for an extension of the maturity date set forth in, and other amendments to, the Original Agreement, and pursuant thereto, the Borrower, Administrative Agent and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I. — Definitions and References
§ 1.1.    Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.
§ 1.2.    Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.
“Amendment” means this Third Amendment to 364-Day Credit Agreement.
“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.
“Credit Agreement” means the Original Agreement as amended hereby.
“Exiting Lender” means any Person that is a Lender to the Original Agreement immediately prior to the execution of this Amendment and not a signatory hereto on the Amendment Effective Date as a Lender.

ARTICLE II. — Amendments
§ 2.1.    Definitions.
(a)The second sentence of the definition of “Applicable Percentage” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
If the commitment of each Lender to make Loans has been terminated pursuant to Section 8.02 or if the Aggregate Commitments have expired, then the Applicable Percentage of each Lender shall be determined based on either (i) the Applicable Percentage of such Lender most recently in effect, giving effect to any subsequent assignments or (ii) if the Loans have been converted to Term Loans pursuant to Section 2.01A, the percentage (carried out to the ninth decimal place) of the total Term Loans represented by such Lender’s Term Loan.
(b)Interest Payment Date. The references to “and the Maturity Date” in clauses (a) and (b) of the definition of “Interest Payment Date” set forth in Section 1.01 of the Original Agreement are hereby amended to refer instead to “and the Maturity Date, or, if the Loans have been converted to Term Loans pursuant to Section 2.01A, the effective date of such conversion and the Term Loan Maturity Date”.
(c)Loan. The definition of “Loan” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows:
“Loan” has the meaning specified in Section 2.01 and shall include any Loan converted into a Term Loan pursuant to Section 2.01A.
(d)Maturity Date. The definition of “Maturity Date” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows
“Maturity Date” means August 9, 2018; provided, if the Loans have been converted to Term Loans pursuant to Section 2.01A, from and after the effective date of such conversion “Maturity Date” shall mean August 9, 2019 (the “Term Loan Maturity Date”); provided, however, in either case, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.
(e)Required Lenders. The definition of “Required Lenders” set forth in Section 1.01 of the Original Agreement is hereby amended in its entirety to read as follows
“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the Aggregate Commitments or, if the commitment of each Lender to make Loans has been terminated pursuant to Section 8.02, Lenders holding in the aggregate more than 50% of the Total Outstandings; provided, if the Loans have been converted to Term Loans pursuant to Section 2.01A, from and after the effective date of such conversion, “Required Lenders” means Lenders having more than 50% of the aggregate outstanding principal amount of the Term Loans; provided, further, that, in either case, the Commitment of, and the portion of the Total Outstandings held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.

(f)New Defined Terms. Section 1.01 of the Original Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order, to read as follows:
“Term Loans” has the meaning set forth in Section 2.01A.
“Term Loan Maturity Date” has the meaning set forth in the definition of “Maturity Date” set forth in Section 1.01.
“Term-Out” has the meaning set forth in Section 2.01A.
§ 2.2.    Term-Out. Article II of the Original Agreement is hereby amended by adding a new Section 2.01A immediately following Section 2.01 of the Original Agreement, to read as follows:
2.01A.    Term-Out. Provided no Default or Event of Default has occurred and is continuing, the Borrower may, upon prior written notice to the Administrative Agent for posting to the Lenders sent not less than thirty (30) days and not more than sixty (60) days prior to the Maturity Date, elect to have the entire principal balance of the Loans then outstanding converted to non-revolving term loans (the “Term Loans”), which Term Loans shall be due and payable on the Term Loan Maturity Date (such option to convert the revolving Loans to Term Loans, the “Term-Out”); provided, the Borrower may exercise the Term-Out only once during the term of this Agreement. Upon the effectiveness of the Term-Out, (a) the Commitments shall be permanently terminated and (b) the Borrower may repay, but not reborrow, the Term Loans. As a condition precedent to the Term-Out, the Borrower shall deliver to the Administrative Agent a certificate of the Borrower dated the effective date of the Term-Out signed by a Responsible Officer of the Borrower, certifying that: (i) the resolutions adopted by the Borrower approving or consenting to the Term-Out are attached thereto and such resolutions are true and correct and have not been altered, amended or repealed and are in full force and effect and (ii) both immediately before and after giving effect to the Term-Out, (A) the representations and warranties of the Borrower contained in Article V and in any other Loan Document are true and correct in all material respects on and as of the effective date of the Term-Out, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.01A, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 and (B) no Default or Event of Default exists or would immediately result from the Term-Out. The Borrower agrees to pay to the Administrative Agent for the ratable account of each Lender a one-time Term-Out fee equal to 1.00% of the outstanding principal of the Term Loans so converted, which shall be due and payable on the effective date of the Term-Out. The Borrower hereby agrees to pay any and all costs (if any) required pursuant to Section 3.05 incurred by any Lender in connection with the exercise of the Term-Out.
§ 2.3.    Fees. The reference to “and on the last day of the Availability Period” set forth in the second sentence of Section 2.07 of the Original Agreement is hereby amended to refer instead to “and on the last day of the Availability Period, and, if the Loans have been converted to Term Loans pursuant to Section 2.01A, on the Term Loan Maturity Date”.

§ 2.4.    Commitments. Schedule 2.01 to the Original Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto. Each Lender that did not have a Commitment prior to its execution of this Amendment is hereby added to the Credit Agreement as a Lender with a Commitment as provided on such Schedule 2.01 and agrees to be bound by the terms of the Credit Agreement as a Lender thereunder.
§ 2.5.    Ratable Loans. In connection herewith, on and as of the Amendment Effective Date, Borrower, Administrative Agent and Lenders shall make adjustments to the then outstanding principal amount of Loans (but not any interest accrued thereon prior to the Amendment Effective Date), including the borrowing of additional Loans and/or repayment of outstanding Loans, plus all applicable accrued interest, fees and expenses, as shall be necessary to repay in full all Exiting Lenders, and to provide for Loans hereunder by each Lender in the amount of its Applicable Percentage of all Loans as of the Amendment Effective Date, but in no event shall such adjustment of any Eurocurrency Rate Loans (i) constitute a payment or prepayment of all or a portion of any such Eurocurrency Rate Loans or (ii) entitle any Lender to any reimbursement under Section 3.05 of the Credit Agreement, and each Lender shall be deemed to have made an assignment of its outstanding Loans under the Credit Agreement, and assumed outstanding Loans of other Lenders under the Credit Agreement, as may be necessary to effect the foregoing.
§ 2.6.    Exiting Lenders. On and as of the Amendment Effective Date, contemporaneous with repayment in full of each Exiting Lender’s Loans, plus all applicable accrued interest, fees and expenses, each such Exiting Lender shall cease to be a Lender, shall be released from its obligations as a Lender under the Credit Agreement and shall cease to be a party thereto, and the Credit Agreement shall have no further force and effect as to such Exiting Lender, other than such provisions that expressly survive termination of such Exiting Lender’s Commitment.
ARTICLE III. — Conditions of Effectiveness
§ 3.1.    Amendment Effective Date. This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Borrower, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:
(i)executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and Borrower;
(ii)if so requested within three Business Days prior to the Amendment Effective Date, a Note executed by Borrower in favor of each requesting Lender;
(iii)such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of Borrower as the Administrative Agent may

reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents delivered pursuant to this § 3.1 to which Borrower is a party;
(iv)such documents and certifications as the Administrative Agent may reasonably require to evidence that Borrower, General Partner and GP LLC are duly organized or formed, and that Borrower is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;
(v)favorable opinions of (A) Richard McGee, Esq., General Counsel for Borrower, and (B) Baker Botts L.L.P., special Texas and New York counsel to Borrower, addressed to the Administrative Agent and each Lender;
(vi)a certificate signed by a Responsible Officer of Borrower certifying (A) that the conditions specified in Section 4.02(a) and (b) of the Credit Agreement have been satisfied, (B) that there has been no event or circumstance since December 31, 2016 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect and (C) the current Debt Ratings; and
(vii)such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.
(b)    All consents, licenses and approvals required in connection with the execution, delivery and performance by Borrower and the validity against Borrower of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.
(c)    There shall not have occurred during the period from December 31, 2016 through and including the Amendment Effective Date (i) any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, or (ii) any action, suit, investigation, proceeding, claim or dispute pending or, to the knowledge of Borrower, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Borrower or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.
(d)    Any fees due the Lead Arranger, Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by the Lead Arranger and Administrative Agent, in each case, as agreed in writing by Borrower, required to be paid on or before the Amendment Effective Date shall have been paid.
(e)    Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this §3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide Borrower with a copy of any such notice received by the Administrative Agent.
ARTICLE IV. — Representations and Warranties
§ 4.1.    Representations and Warranties of Borrower. In order to induce Administrative Agent and Lenders to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:
(a)    The representations and warranties of Borrower contained in Article V of the Credit Agreement and in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(b)    No Default has occurred and is continuing as of the Amendment Effective Date.
ARTICLE V. — Miscellaneous
§ 5.1.    Ratification of Agreements. The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by Borrower. Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement. Upon and after the effectiveness hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.
§ 5.2.    Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.
§ 5.3.    GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
§ 5.4.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5.    ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.
PLAINS ALL AMERICAN PIPELINE, L.P.
By:    PAA GP LLC, its general partner
By:    PLAINS AAP, L.P., its sole member
By:    PLAINS ALL AMERICAN GP LLC,
its general partner

By:    /s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

PAA 364-Day 3rd Amendment

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President

PAA 364-Day 3rd Amendment

BANK OF AMERICA, N.A., as a Lender
By: /s/ Christopher Dibiase
Name: Christopher Dibiase
Title: Director

PAA 364-Day 3rd Amendment

CITIBANK, N.A.,
as a Lender
By: /s/ Gabriel Juarez
Name: Gabriel Juarez
Title: Vice President

PAA 364-Day 3rd Amendment

DNB CAPITAL LLC,
as a Lender
By: /s/ Jamie Grubb
Name: Jamie Grubb
Title: Vice President

By: /s/ Kelton Glasscock
Name: Kelton Glasscock
Title: Senior Vice President

PAA 364-Day 3rd Amendment

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
By: /s/ Ming K Chu
Name: Ming K Chu
Title: Director

By: /s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

PAA 364-Day 3rd Amendment

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

PAA 364-Day 3rd Amendment

MIZUHO BANK, LTD.,
as a Lender

By: /s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

PAA 364-Day 3rd Amendment

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

PAA 364-Day 3rd Amendment

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Douglas McDowell
Name: Douglas McDowell
Title: Managing Director

PAA 364-Day 3rd Amendment

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Senior Vice President

PAA 364-Day 3rd Amendment

THE BANK OF NOVA SCOTIA,
as a Lender

By: /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

PAA 364-Day 3rd Amendment

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By: /s/ Stephen W. Warfel
Name: Stephen W. Warfel
Title: Managing Director

PAA 364-Day 3rd Amendment

BARCLAYS BANK PLC,
as a Lender

By: /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

PAA 364-Day 3rd Amendment

BNP PARIBAS,
as a Lender

By: /s/ Joe Onischuk
Name: Joe Onischuk
Title: Managing Director

By: /s/ Reginald Crichlow
Name: Reginald Crichlow
Title: Vice President

PAA 364-Day 3rd Amendment

COMPASS BANK,
as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

PAA 364-Day 3rd Amendment

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By: /s/ Trudy Nelson
Name: Trudy Nelson
Title: Authorized Signatory

By: /s/ Richard Antl
Name: Richard Antl
Title: Authorized Signatory

PAA 364-Day 3rd Amendment

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

PAA 364-Day 3rd Amendment

SUNTRUST BANK,
as a Lender

By: /s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

PAA 364-Day 3rd Amendment

BMO HARRIS BANK N.A.,
as a Lender

By: /s/ Matthew Davis
Name: Matthew Davis
Title: Vice President

PAA 364-Day 3rd Amendment

ING CAPITAL LLC,
as a Lender

By: /s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

By: /s/ Hans Beekmans
Name: Hans Beekmans
Title: Director

PAA 364-Day 3rd Amendment

REGIONS BANK,
as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Managing Director

PAA 364-Day 3rd Amendment

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

PAA 364-Day 3rd Amendment

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Stephen Monto
Name: Stephen Monto
Title: SVP

PAA 364-Day 3rd Amendment

ROYAL BANK OF CANADA,
as a Lender

By: /s/ Kristan Spivey
Name: Kristan Spivey
Title: Authorized Signatory

PAA 364-Day 3rd Amendment

MORGAN STANLEY SENIOR FUNDING, INC.,
as a Lender

By: /s/ Michael King
Name: Michael King
Title: Vice President

PAA 364-Day 3rd Amendment

SCHEDULE 2.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$58,437,500.00	5.843750000%
Citibank, N.A.	$58,437,500.00	5.843750000%
DNB Capital LLC	$58,437,500.00	5.843750000%
Deutsche Bank AG New York Branch	$58,437,500.00	5.843750000%
JPMorgan Chase Bank, N.A.	$58,437,500.00	5.843750000%
Mizuho Bank, Ltd.	$58,437,500.00	5.843750000%
Wells Fargo Bank, National Association	$58,437,500.00	5.843750000%
Morgan Stanley Bank, N.A.	$52,500,000.00	5.250000000%
Branch Banking and Trust Company	$52,500,000.00	5.250000000%
The Bank of Nova Scotia	$43,000,000.00	4.300000000%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$43,000,000.00	4.300000000%
Barclays Bank PLC	$43,000,000.00	4.300000000%
PNC Bank, National Association	$43,000,000.00	4.300000000%
BNP Paribas	$37,500,000.00	3.750000000%
Compass Bank	$37,500,000.00	3.750000000%
Canadian Imperial Bank of Commerce, New York Branch	$37,500,000.00	3.750000000%
Sumitomo Mitsui Banking Corporation	$37,500,000.00	3.750000000%
SunTrust Bank	$37,500,000.00	3.750000000%
BMO Harris Bank N.A.	$26,500,000.00	2.650000000%
ING Capital LLC	$26,500,000.00	2.650000000%
Regions Bank	$26,500,000.00	2.650000000%
U.S. Bank National Association	$26,500,000.00	2.650000000%
Royal Bank of Canada	$14,500,000.00	1.450000000%
Morgan Stanley Senior Funding, Inc.	$5,937,500.00	0.593750000%
Total	$1,000,000,000.00	100.000000000%